UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2009

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2009, Harrah’s Operating Company, Inc. (“Harrah’s Operating”), a wholly owned subsidiary of Harrah’s Entertainment, Inc. (the “Registrant”), entered into an amendment to its senior secured credit facilities to allow for $1 billion of incremental term loans. Harrah’s Operating intends to use the proceeds of the incremental term loans to refinance or retire existing debt and to provide additional liquidity.

Item 7.01	Regulation FD Disclosure.

See Item 1.01 of this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Incremental Facility Amendment dated as of September 26, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: September 29, 2009	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Incremental Facility Amendment dated as of September 26, 2009.